Exhibit 10.19cc

CONFIDENTIAL TREATMENT REQUESTED

Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

REQUIRED GROUP AGENT ACTION NO. 30

This REQUIRED GROUP AGENT ACTION NO. 30 (this “Action”), dated as of December 28, 2016 (the “Effective Date”), is entered into by and among Megalodon Solar, LLC, a Delaware limited liability company (“Borrower”), Bank of America, N.A., as the Administrative Agent (“Administrative Agent”), the Collateral Agent for the Secured Parties (“Collateral Agent”) and each of Bank of America, N.A. (“BA Agent”), Credit Suisse AG, New York Branch (“CS Agent”), Deutsche Bank AG, New York Branch (“DB Agent”), ING Capital LLC (“ING Agent”), KeyBank National Association (“KB Agent”), National Bank of Arizona (“NBAZ Agent”), Silicon Valley Bank (“SVB Agent”) and CIT Bank, N.A. (“CIT Agent” and collectively with BA Agent, CS Agent, DB Agent, ING Agent, KB Agent, NBAZ Agent and SVB Agent, the “Group Agents”), as Group Agents party to the Loan Agreement, dated as of May 4, 2015 (as amended, the “Loan Agreement”), by and among the Borrower, Administrative Agent, Collateral Agent, the Group Agents, the Lenders and the other parties from time to time party thereto.  As used in this Action, capitalized terms which are not defined herein shall have the meanings ascribed to such terms in the Loan Agreement.

A.     The Borrower has requested the Required Group Agents to provide their consent to the addition and inclusion to the Loan Agreement and the other Financing Documents of (the “Subject Fund Transactions”) [***] (“[***]”), as a Subject Fund, and [***] (“[***]”), as a Borrower Subsidiary Party (collectively, [***] and [***], the “New Entities”);

B.     The Required Group Agents are willing to provide their consent to the Subject Fund Transactions on the terms and subject to the conditions set forth in this Action; and

C.     The Borrower, the Required Group Agents, the Administrative Agent and the Collateral Agent desire to amend the Loan Agreement as set forth herein.

Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:

Section 1.     Amendments to the Loan Agreement.  Subject to the prior satisfaction of the conditions precedent described in Section 3 hereof, the Loan Agreement will be amended as follows (clauses (a) – (d) below, collectively, the “Loan Agreement Amendments”):

(a)     Schedule 1.1(b) to the Loan Agreement shall be amended by amending and restating the table therein in its entirety:

Required Group Agent Action No. 30

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Partnership Managing Member / Lessor Managing Member / Borrower Subsidiary (Other Non-Financed Structure)	Equity Interests Owned as of date related Partnership or Lessor Partnership becomes a Subject Fund
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]
[***]	[***]

(b)     Appendix 1 of the Loan Agreement shall be amended and restated as set forth in Exhibit 1 attached hereto;

(c)     Appendix 4 of the Loan Agreement shall be amended and restated as set forth in Exhibit 2 attached hereto; and

(d)     Appendix 5 of the Loan Agreement shall be amended and restated as set forth in Exhibit 3 attached hereto.

Section 2.     Acknowledgements and Consents.  Subject to the prior satisfaction of the conditions precedent described in Section 3 hereof:

(a)     the Required Group Agents consent to the Loan Agreement Amendments, with acknowledgement by each of the Administrative Agent and the Collateral Agent;

(b)     the Administrative Agent and the Required Group Agents consent to the Subject Fund Transactions pursuant to and in accordance with Section 2.10(a) of the Loan Agreement; and

(c)     the Administrative Agent and the Required Group Agents acknowledge and agree that (i) that certain tax insurance policy, effective as of November 14, 2016 naming [***] as named insured (the “Existing Tax Loss Policy”), satisfies the requirements of Section 11.11(b)(iv) of the Loan Agreement and (ii) pursuant to Section 11.11(b) of the Loan Agreement, no Tax Loss Policy is required for [***] so long as the Existing Tax Loss Policy remains in full force and effect.

Section 3.     Conditions Precedent.  This Action shall be effective upon the satisfaction of the following conditions precedent:

2

Required Group Agent Action No. 30

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(a)     The Administrative Agent shall have received counterparts of this Action, executed and delivered by each of the other parties hereto.

(b)     The Administrative Agent shall have received a certificate of the Borrower dated as of the Effective Date signed by a Responsible Officer of the Borrower (i) making the Tax Equity Representations with respect to the [***] and (ii) certifying that each representation and warranty of the Borrower contained in Article 4 of the Loan Agreement is true and correct in all material respects as of the Effective Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all material respects as of such earlier date) other than those representations and warranties that are modified by materiality by their own terms, which shall be true and correct in all respects as of the Effective Date (unless such representation or warranty relates solely to an earlier date, in which case it shall have been true and correct in all respects as of such earlier date).

(c)     The Borrower shall have delivered or caused to be delivered to the Administrative Agent a Tax Equity Required Consent from [***] in connection with the Subject Fund Transactions.

(d)     Each of the Administrative Agent and each Group Agent shall have received an opinion, dated no earlier than the Effective Date, of Wilson Sonsini Goodrich & Rosati, counsel to the Loan Parties, the Borrower Subsidiary Parties and SolarCity, in form and substance reasonably acceptable to the Administrative Agent, the Collateral Agent and the Majority Group Agents, with respect to the Subject Fund Transactions.

(e)     Each of the Administrative Agent and each Group Agent shall have received opinions, dated no earlier than the Effective Date, of Proskauer Rose LLP, special bankruptcy counsel to the Loan Parties, the Borrower Subsidiary Parties and SolarCity, each in form and substance reasonably acceptable to the Administrative Agent, the Collateral Agent and the Majority Group Agents, with respect to the Subject Fund Transactions.

(f)     The Administrative Agent and the Collateral Agent shall have received (i) searches of UCC filings in the jurisdiction of incorporation or formation, as applicable, of each of the New Entities and the Borrower and each jurisdiction where a filing would need to be made in order to perfect the security interest of the Collateral Agent (for the benefit of the Secured Parties) in the Collateral in respect of the New Entities (the “New Collateral”), (ii) copies of the financing statements on file in such jurisdictions and evidence that no liens exist on the New Collateral pledged by [***] and the Borrower other than Permitted Liens of the type set forth in clauses (b), (c) or (d) of the definition thereof and (iii) copies of tax lien, judgment and bankruptcy searches in such jurisdictions.

(g)     The Collateral Agent shall have received all documentation in connection with the New Collateral, including (i) a Joinder Agreement in the form attached as Exhibit C to the Security Agreement, executed by each of [***], the Collateral Agent and the Borrower, dated as of the Effective Date, (ii) a Joinder Agreement in the form attached as Exhibit B-1 to the CADA, executed by each of [***], the Collateral Agent and the Borrower, dated as of the Effective Date, (iii) a Joinder Agreement in the form attached as Exhibit C to the Borrower Subsidiary Party Security Agreement, executed by each of [***] and the Collateral Agent, dated as of the Effective Date and (iv) any other data, documentation, analysis or report reasonably requested by the Administrative Agent with respect to the New Entities.

3

Required Group Agent Action No. 30

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

(h)     (i) The UCC financing statements relating to the New Collateral shall have been duly filed in each office and in each jurisdiction where required in order to create and perfect the first priority Lien and security interest set forth in the Collateral Documents (as supplemented and as such term is defined in the Loan Agreement, as amended) and (ii) the Borrower shall have properly delivered or caused to be delivered to the Collateral Agent all New Collateral in which the Lien and security interest described above is permitted to be perfected by possession or control, including delivery of original certificates representing all issued and outstanding Equity Interests in [***] and the pledged interests in [***] pursuant to the Borrower Subsidiary Party Security Agreement, along with the applicable blank transfer powers and proxies.

(i)     Each of the other conditions precedent as set forth in Section 3.4 of the Loan Agreement shall have been satisfied with respect to the Subject Fund Transactions.

(j)     The Administrative Agent shall have received (i) for its own account all costs and expenses described in Section 6 of this Action, for which invoices have been presented in connection herewith and (ii) for the account of the Group Agent of each Committed Lender entitled thereto a fee as set forth below:

Lender	Amount
Bank of America, N.A.	[***]
Credit Suisse AG, New York Branch	[***]
Deutsche Bank AG, New York Branch	[***]
ING Capital LLC	[***]
KeyBank National Association	[***]
National Bank of Arizona	[***]
Silicon Valley Bank	[***]
CIT Bank, N.A.	[***]
Total	[***]

Section 4.     Reference to and Effect on Financing Documents. Each of the Loan Agreement and the other Financing Documents is and shall remain unchanged and in full force and effect, and, except as expressly set forth herein, nothing contained in this Action shall, by implication or otherwise, limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent or any of the other Secured Parties, or shall alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in each of the Loan Agreement and any other Financing Document. This Action shall also constitute a “Financing Document” for all purposes of the Loan Agreement and the other Financing Documents.

Section 5.     Incorporation by Reference.  Sections 10.5 (Entire Agreement), 10.6 (Governing Law), 10.7 (Severability), 10.8 (Headings), 10.11 (Waiver of Jury Trial), 10.12 (Consent to Jurisdiction), 10.14 (Successors and Assigns) and 10.16 (Binding Effect; Counterparts) of the Loan Agreement are hereby incorporated by reference herein, mutatis mutandis.

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Required Group Agent Action No. 30

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Section 6.     Expenses. The Borrower agrees to reimburse the Administrative Agent in accordance with Section 10.4(b) of the Loan Agreement for its reasonable and documented out-of-pocket expenses in connection with this Action, including reasonable and documented fees and out-of-pocket expenses of legal counsel.

Section 7.     Construction. The rules of interpretation specified in Section 1.2 of the Loan Agreement also apply to this Action, mutatis mutandis.

[Signature Pages Follow]

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Required Group Agent Action No. 30

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

IN WITNESS WHEREOF, the parties hereto have caused this Action to be duly executed by their respective authorized officers as of the day and year first written above.

MEGALODON SOLAR, LLC, as Borrower
By:	/s/ Lyndon Rive
Name:	Lyndon Rive
Title:	President

BANK OF AMERICA, N.A., as a Group Agent
By:	/s/ Sheikh Omer-Farooq
Name:	Sheikh Omer-Farooq
Title:	Managing Director

CIT BANK, N.A., as a Group Agent
By:	/s/ Joseph Gyurindak
Name:	Joseph Gyurindak
Title:	Director

CREDIT SUISSE AG, NEW YORK BRANCH, as a Group Agent
By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Vice President

By:	/s/ Chris Fera
Name:	Chris Fera
Title:	Vice President

[ Signature Page to Required Group Agent Action No. 30 ]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Group Agent
By:	/s/ Rich Mauro
Name:	Rich Mauro
Title:	Vice President

By:	/s/ Vinod Mukani
Name:	Vinod Mukani
Title:	Director

ING CAPITAL, LLC, as a Group Agent
By:	/s/ Erwin Thomet
Name:	Erwin Thomet
Title:	Managing Director

By:	/s/ Thomas Cantello
Name:	Thomas Cantello
Title:	Director

KEYBANK NATIONAL ASSOCIATION, as a Group Agent
By:	/s/ Benjamin Cooper
Name:	Benjamin Cooper
Title:	Vice President

National Bank of Arizona, as a Group Agent
By:	/s/ Kate Smith
Name:	Kate Smith
Title:	Vice President

SILICON VALLEY BANK, as a Group Agent
By:	/s/ Sayoji Goli
Name:	Sayoji Goli
Title:	Vice President

[ Signature Page to Required Group Agent Action No. 30 ]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

BANK OF AMERICA, N.A. as Administrative Agent and Collateral Agent
By:	/s/ Darleen R. DiGrazia
Name:	Darleen R. DiGrazia
Title:	Vice President

[ Signature Page to Required Group Agent Action No. 30 ]

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 1

APPENDIX 1

ADVANCE RATE

The “Advance Rate” means

(i)     For a Subject Fund the following percentages:

Subject Fund	Advance Rate	Cash Sweep Fund or Non-Cash Sweep Fund
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]

(ii)     In respect of any Potential New Fund that becomes a Subject Fund, a percentage as shall be determined in accordance with this Appendix 1 following the completion of due diligence by the Administrative Agent, which by way of example shall be:

Advance Rate

For each Cash Sweep Fund, Non-Cash Sweep Fund and Other Structure, the Advance Rate will be the percentage determined for each System in such Subject Fund based on the “Type of Fund,” in accordance with the table below.

Exhibit 1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Type of Fund
Cash Sweep Fund (baseline: CB (see below))	[***]
Non Cash Sweep Fund ([***] baseline)	[***]
Other Non-Financed Structure ([***] baseline)	[***]
Other Financed Structure	[***]

“CB” or “Cash Sweep Fund Baseline” means, the lesser of (a) [***] and (b) the percentage obtained by dividing (i) the maximum amount of debt that can be fully supported by Net Cash Flows distributable to the Managing Member(s) of such Subject Fund assuming interest is accruing at the Default Rate when applying the ITC Downside Case to that particular Subject Fund and only that Subject Fund by (ii) the Discounted Solar Asset Balance of such Subject Fund.

“ITC Downside Case” means a scenario in which a 30% reduction in fair market value occurs in the first month that a Subject Fund is included in the Available Borrowing Base and the Aggregate Advance Model is adjusted to calculate the Net Cash Flows distributable to the Managing Member(s) of such Subject Fund in light of such reduction in fair market value and any applicable Cash Sweep Event (as defined in Appendix 7).

For avoidance of doubt, the amounts set forth in this clause (ii) are indicative subject to final determination by the Administrative Agent at the time such Subject Fund is included in the Available Borrowing Base;

(iii)     [Reserved].

(iv)     All PV Systems in any Watched Fund shall have an Advance Rate of [***] for purposes of calculating the Available Borrowing Base. For avoidance of doubt, this shall include any PV Systems in a Watched Fund that were financed in previous tranches and whose Net Cash Flows were incorporated in previous Available Borrowing Base calculations.

(v)     To the extent that, despite negotiating in good faith, the Administrative Agent and the Borrower cannot agree on the Advance Rate under clause (ii) of this Appendix 1, the Advance Rate determined by the Administrative Agent, acting at the direction of the Majority Group Agents, shall prevail.

Exhibit 1

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 2

APPENDIX 4

TAX EQUITY STRUCTURES, PARTNERSHIPS, LESSOR PARTNERSHIPS, LESSORS, SUBJECT FUNDS, MANAGING MEMBERS, FUNDED SUBSIDIARIES, LESSEES, CASH SWEEP DESIGNATIONS AND INVESTORS

Tax Equity Structure	Partnership / Lessor Partnership (Subject Fund)	Partnership Managing Member / Lessor Partnership Managing Member	Funded Subsidiaries (Subject Fund and Managing Member, if any)	Lessee	Full Cash-Sweep Fund, Partial Cash-Sweep Fund or Non-Cash Sweep Fund	Investor(s)
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 2

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

Tax Equity Structure	Partnership / Lessor Partnership (Subject Fund)	Partnership Managing Member / Lessor Partnership Managing Member	Funded Subsidiaries (Subject Fund and Managing Member, if any)	Lessee	Full Cash-Sweep Fund, Partial Cash-Sweep Fund or Non-Cash Sweep Fund	Investor(s)
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]
[***]	[***]	[***]	[***]	[***]	[***]	[***]

Exhibit 2

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

EXHIBIT 3

APPENDIX 5

PROJECT DOCUMENTS

1.     [***] Subject Fund

• Master Lease, dated as of [***], by and between [***] and [***].

• Equity Capital Contribution Agreement, dated as of [***], by and among SolarCity, [***] and [***].

• Amendment to Equity Capital Contribution Agreement, dated as of [***] (to add [***] as a Project State).

• Operating Agreement of [***], dated as of [***], by and between [***] and [***].

• Operating Agreement of [***], dated as of [***], by and among [On File with Administrative Agent], [***] and [***].

• Second Amended and Restated Limited Liability Company Agreement of [***] dated as of [***], by Megalodon Solar, LLC.

• Pass-Through Agreement, dated as of [***], by and between [***] and [***].

• Guaranty, dated as of [***], from SolarCity in favor of [On File with Administrative Agent], [***] and [***].

2.     [***] Subject Fund

• Master Lease, dated as of [***], by and between [***] and [***].

• Equity Capital Contribution Agreement, dated as of [***], by and among SolarCity, [***] and [***].

• Amendment to Equity Capital Contribution Agreement, dated as of [***] (to add [***] as a Project State) by and among SolarCity, [***] and [***].

• First Amendment to Equity Capital Contribution Agreement, dated as of [***], by and among SolarCity, [***] and [***].

• Operating Agreement of [***], dated as of [***], by and between [***] and [***].

• Operating Agreement of [***], dated as of [***], by and between [On File with Administrative Agent] and [***].

Exhibit 3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

• Second Amended and Restated Limited Liability Company Agreement of [***] dated as of [***], by Megalodon Solar, LLC.

• Pass-Through Agreement, dated as of [***], by and between [***] and [***].

• Guaranty, dated as of [***], from SolarCity in favor of [On File with Administrative Agent] and [***].

3.     [***] Subject Fund

• Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.

• Contribution Agreement (Systems), dated as of [***], by and among [***],[***], Megalodon Solar, LLC and [***].

• Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].

• Administrative Services Agreement, dated as of [***], by and between SolarCity and [***].

4.     [***] Subject Fund

• Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].

• Amendment No. 1 to Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].

• Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.

• Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].

• Administrative Services Agreement, dated as of [***], by and between SolarCity and [***].

• Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity and [***].

• Guaranty, dated as of [***], from SolarCity in favor of [On File with Administrative Agent].

Exhibit 3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

5.     [***] Subject Fund

• Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].

• Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.

• Maintenance Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Administrative Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Amendment No. 1 to Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity and [***].

• Guaranty, dated as of [***], by and between SolarCity Corporation and [On File with Administrative Agent].

• Transition Manager Agreement, dated as of [***], by and among [***], SolarCity Corporation and [***].

6.     [***] Subject Fund

• Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].

• Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.

• Maintenance Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Administrative Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Guaranty, dated as of [***], by and between SolarCity Corporation and [On File with Administrative Agent].

7.     [***] Subject Fund

Exhibit 3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

• Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].

• Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.

• Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].

• Administrative Services Agreement, dated as of [***], by and between SolarCity and [***].

• Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity and [***].

• Guaranty, dated as of [***], from SolarCity in favor of [On File with Administrative Agent].

8.     [***] Subject Fund

• Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].

• Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.

• Maintenance Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Administrative Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Guaranty, dated as of [***], by and between SolarCity Corporation and [On File with Administrative Agent].

9.     [***] Subject Fund

• Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].

• Second Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.

• Maintenance Services Agreement, dated as of [***], by and between SolarCity and [***].

Exhibit 3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

• Asset Management Agreement, dated as of [***], by and between SolarCity and [***].

• Master Purchase and Equity Capital Contribution Agreement, dated as of [***], by and among SolarCity Corporation, [***], [***] and [On File with Administrative Agent].

• Amendment Agreement, dated as of [***], by and among SolarCity Corporation, [***], [***] and [On File with Administrative Agent].

• Guaranty, dated as of [***], by SolarCity Corporation in favor of [On File with Administrative Agent].

• Accession Agreement, dated as of [***], by and among SolarCity Corporation, [***] and [***].

• SREC Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

10.     [***] Subject Fund

• Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].

• Amendment No. 1 to Limited Liability Company Agreement of Cas[***], dated as of [***], by and between [***] and [On File with Administrative Agent].

• Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.

• Maintenance Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Administrative Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Guaranty, dated as of [***], by SolarCity Corporation in favor of [On File with Administrative Agent].

• Accession Agreement, dated as of [***], by and among [***], SolarCity Corporation and [***].

• SREC Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

Exhibit 3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

11.     [***] Subject Fund

• Master Lease Agreement, dated as of [***], by and between [***] and [***].

• Omnibus Amendment No. 1 and Consent, dated as of [***], by and among SolarCity Corporation, [***] and [***], as acknowledged by [***] and [On File with Administrative Agent].

• Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.

• Independent Manager Agreement, dated as of [***], by and among [***], [***] and [***].

• Security Agreement, dated as of [***], by and between [***] and [***].

• Depositary Agreement, dated as of [***], by and between [***] and [***].

• Guaranty, dated as of [***], by SolarCity Corporation in favor of [On File with Administrative Agent].

• UCC-1, filed [***], designating [***], as “[***]”, and [***], as “Secured Party”.

• Each Contribution Agreement entered into by and among SolarCity Corporation, [***] and the other parties thereto.

• Each Assignment and Assumption Agreement entered into by and between [***] and [***].

12.     [***] Subject Fund

• Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].

• Amendment No. 1 to Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].

• Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.

• Maintenance Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Administrative Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity Corporation and [***].

Exhibit 3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

• Guaranty, dated as of [***], by and between SolarCity Corporation and [On File with Administrative Agent].

• Transition Manager Agreement, dated as of [***], by and among [***], SolarCity and [***].

13.     [***] Subject Fund

• Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].

• Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.

• Maintenance Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Administrative Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Guaranty, dated as of [***], by SolarCity Corporation in favor of The Big Green Solar I, LLC and [On File with Administrative Agent].

• Transition Manager Agreement, dated as of [***], by and among [***], SolarCity Corporation, [On File with Administrative Agent] and [***].

14.     [***] Subject Fund

• Limited Liability Company Agreement of [***], dated as of [***], by and between [***] and [On File with Administrative Agent].

• Amended and Restated Limited Liability Company Agreement of [***], dated as of [***], by Megalodon Solar, LLC.

• Maintenance Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Administrative Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• SREC Services Agreement, dated as of [***], by and between SolarCity Corporation and [***].

• Master Development, EPC & Purchase Agreement, dated as of [***], by and between SolarCity Corporation and [***].

Exhibit 3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.

• Guaranty, dated as of [***], by SolarCity Corporation in favor of [On File with Administrative Agent].

Exhibit 3

[***] Confidential treatment has been requested for the bracketed portions. The confidential redacted portion has been omitted and filed separately with the Securities and Exchange Commission.